UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2007

TRANSACTION SYSTEMS ARCHITECTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Broadway, Suite 3350

New York, New York 10271

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2007, Transaction Systems Architects, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the quarterly period ending December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 – Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 2.02 and 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2007, the Board of Directors of the Company approved a change in the Company’s fiscal year from a September 30th fiscal year-end to a December 31st fiscal year-end, effective as of January 1, 2008 for the fiscal year ending December 31, 2008. In accordance with applicable SEC Rules, the Company intends to file a Transition Report on Form 10-K for the transition period from October 1, 2007 to December 31, 2007. The Transition Report on Form 10-K will be filed in lieu of the Company’s Quarterly Report on Form 10-Q for the first quarter of the old fiscal year, which would have otherwise been due on February 9, 2008. The Transition Report will be required to be filed by February 29, 2008.

Item 7.01.	Regulation FD Disclosure.

The March 1, 2007 press release, in addition to the information described above under “Item 2.02 – Results of Operations and Financial Condition” and “Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” included (1) an update on the Company’s financial reporting status, including its ongoing voluntary review of historical stock option grants; (2) plans for an increase in the Company’s stock repurchase program; (3) plans to address identified material weaknesses in key internal controls; (4) updated financial guidance with additional metrics for calendar year 2007; and (5) a summary of key accomplishments by the Company over the first five quarters of its five-year strategic plan, including the recent acquisition of Visual Web Solutions, Inc. A copy of the Company’s press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated March 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSACTION SYSTEMS ARCHITECTS, INC.

/s/ Henry C. Lyons
Henry C. Lyons
Senior Vice President and Chief Financial Officer

Date: March 1, 2007

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated March 1, 2007.